                                                                          10.3



                         EXCLUSIVITY AND PURCHASE AGREEMENT

     EXCLUSIVITY AGREEMENT, dated as of December 31, 1997 by and between PracSys Corp., a Massachusetts corporation (the "Company") and North American Scientific, Inc. a Delaware California corporation, ("NASI").

     WHEREAS, NASI wishes to purchase from the Company two of its proprietary integrated NHVG-TM- isotope production systems (the "Systems") at a fixed price (the "Fixed Price") for installation and operation by the Company in its production center, and

     WHEREAS, NASI wishes to obtain from the Company certain market exclusivity in the use of the Systems within the Market (as described hereinafter), and

     WHEREAS, NASI wishes to obtain from the Company an option to acquire the exclusive rights to acquire the Company's proprietary NHVG-TM- isotope production systems for use in other markets (the "Option"), and

     WHEREAS, NASI wishes to have an equity interest in the Company, and

     WHEREAS, the Company is willing, in return for certain consideration and under certain terms and conditions, to provide to NASI the Service Contract (as described in Section 3. below), the Fixed Price purchase of Systems, the Market exclusivity, the Option for additional exclusive rights, and an equity interest in the Company.

     NOW THEREFORE,  the parties agree as follows:

     1. During the Term of this Agreement (as defined in Section 9. below), the Company (i) will produce the Product (as described in Section 4. below), exclusively for NASI pursuant to the Service Contract, (ii) will not knowingly sell the System to third parties' for the purpose of the third parties' production of the Product, and as expanded to include other isotopes pursuant to
Section 6. below, and (iii) will use its best efforts to limit the purchase and adaptation of the Company's proprietary technology by third parties for the production of the Product, and as expanded to include other isotopes pursuant to
Section 6. below.

     2. In consideration for the exclusivity, NASI will pay to the Company $ *** (the "Exclusivity Consideration") by wire transfer to the Company's account upon the Closing (as described in Section 8. below).

     3. At the Closing, NASI and the Company shall enter into a renewable Service Contract for a two (2) year term commencing with the installation of System #1 ready for the production of the Product, generally in accordance with the Company's proposal to NASI dated December 12, 1997, which is hereby incorporated by reference, made a part hereof and is attached hereto as Exhibit A. The Service Contract will provide for monthly reimbursement, in advance, based on volume estimates from NASI in advance, subject to quarterly adjustment retrospectively to reflect volume of Product

*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

delivered to NASI and pricing adjustment factors to be defined in the Service Contract. The Service Contract will be a rolling two year agreement extended by one year annually subject to negotiation, based on actual cost, as defined in the Service Contract, incurred by the Company in producing the Product, 90 days prior to the expiration of the annual period. The Company shall negotiate the annual extension in good faith and shall have a right of termination only in the event of default by NASI of the provisions of the Service Contract or this Agreement after a 60 day cure period. NASI may, upon written notice six (6) months in advance of the expiration of any annual period, elect not to extend the term of the Service Contract. Additionally, as provided in the Service Contract, NASI may upon six (6) months notice elect to relocate or sell the Systems and terminate the Service Contract. In event of System relocation or sale, the equipment, facility and organization decommissioning charge set forth in the Service Contract would be paid to the Company.

     4. At the Closing, (also the "Order Date") NASI agrees to place with the Company a purchase order in form and substance to be agreed upon by both parties, providing for the purchase by NASI of two Systems each consisting of a Nested High Voltage Generator (NHVG-TM-) linear accelerator, target end station, and processing equipment for the production of *** processed targets (the "Product"), with such Systems to be delivered to and installed in the Production Center (the "Purchase Order").

     a. The Purchase Order will be issued with a *** lead time to delivery from the Order Date for System #1 and a *** lead time to delivery from the Order Date for System #2.

     b. The Fixed Price Systems purchase price, which includes installation
at the Production Center, is $ ***    and includes the following:

     - NHVG-TM- accelerator complete with operating system, shielding and stand.
     - *** target end station, shielding and processing equipment.
     - Facilities modification, utility hook-ups and installation.

     c. Payments will be made to the Company according to the following schedule:
-------------------------------------------------------------------------------
   MILE-
  STONES                      DESCRIPTION                          AMOUNT
-------------------------------------------------------------------------------
     1     Execution of Purchase Order                             $ ***
-------------------------------------------------------------------------------
     2     Receipt of Long Lead Items for System #1 & #2           $ ***
-------------------------------------------------------------------------------
     3     Start of Accelerator Assembly System #1 & #2            $ ***
-------------------------------------------------------------------------------
     4     System #1 Proton Beam Demonstration                     $ ***
-------------------------------------------------------------------------------
     5     System #2 Proton Beam Demonstration                     $ ***
-------------------------------------------------------------------------------
     6     Acceptance of System #1                                 $ ***
-------------------------------------------------------------------------------
     7     Acceptance of System #2                                 $ ***
-------------------------------------------------------------------------------



*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

     d. The Purchase Order will also include a provision whereby the Company, at the request of NASI, will use its best efforts to sell the System(s) as a non-commissioned agent of NASI.

     5. Commencing with the delivery of Product to NASI, and thereafter during the Term of the Agreement as it may be extended, NASI shall pay to the Company, quarterly in arrears, an amount ("Revenue Participation") equal to a percentage of its gross revenues ("Market Revenue") for Market sales of brachytherapy seeds that incorporate Product in accordance with the following sliding scale. Such Market Revenues shall be defined as collected sales revenues at the end user price.

QUARTERLY NASI MARKET REVENUES                       REVENUE PARTICIPATION %
------------------------------                       -----------------------

     first $1 million ....................................  *** % then
                                                            -----
     for sales from $1 million to 3 million ..............  *** % then
                                                            -----
     for sales from $3 million to $6 million .............  *** % then
                                                            -----
     for all sales over $6 million .......................  *** %
                                                            -----
     For example, the Revenue Participation for quarterly seed sales of $4 million would be $***:
                 -----

     for first $1 million ................................  $ ***
                                                              ----
     for the sales between $1 million to $3 million ......  $ ***
                                                              ----
     for sales between $3 million to $4 million ..........  $ ***
                                                              ----
     The quarterly Revenue Participation for $4 million in seed sales would be $ ***.
          ----

     6. The Company at the Closing grants to NASI a first Option to acquire during the Term of this Agreement, the exclusive or, at NASI's option, non-exclusive rights to acquire proprietary equipment or services for the production of other isotopes (excluding positron emitting isotopes used in Positron Emission Tomography) and for other markets at a mutually acceptable price and terms to be negotiated in good faith. Also, during the Term of this Agreement, NASI is granted 30 calendar days to match any third party offers received by the Company for the equipment or services referred to in the preceding sentence. If NASI chooses not to make a matching offer, the Company may proceed to sell rights, equipment, and or services to the third party on the terms set forth in such offer. Such rights do not include the use of NASI owned equipment or other rights previously granted to NASI for such third party agreements.

     7. Upon the Closing, the Company will issue to NASI a certificate for 140,150 shares of its common stock representing a 5% fully diluted interest in the Company's currently issued and outstanding common stock and assuming conversions of the currently issued and outstanding preferred stock (the "Securities"). THE SECURITIES REPRESENTED BY SUCH CERTIFICATE WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT (i) UPON EFFECTIVE REGISTRATION OF THE SECURITIES REPRESENTED BY SUCH CERTIFICATE UNDER THE SECURITIES ACT OF 1933, OR (ii) UPON ACCEPTANCE BY THE COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM

*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. By accepting the Securities, NASI agrees, in the event of a public offering of the Company's common stock, not to sell any of its Securities (in any manner, including pursuant to Rule 144 under the Act and however acquired) for a period established by the Underwriter (the "Lockup Period") that is equally applied to the Company's officers, private investors, directors and shareholders including those that own five (5%) or more of the outstanding shares of the Company.

     8. NASI and the Company shall use reasonable efforts to negotiate and prepare the Purchase Order and the Service Contract on or before January 15, 1998. NASI will proceed with its due diligence during that period. NASI's obligation shall be subject to its reasonable satisfaction with the results of its due diligence, agreement upon the Purchase Order and Service Contract, and approval thereof of its Board of Directors. A closing is scheduled on or before January 15, 1998 (the "Closing"). At the Closing, (i) the Exclusivity Consideration (see Section 2. above) shall be wire transferred to the Company, (ii) the Company will issue the Securities (see Section 7. above),
(iii) the parties shall execute the Purchase Order (see Section 4. above) and the Milestone 1 payment shall be wire transferred to the Company (see Section
4. c. above), and (iv) the parties shall execute the Service Contract (see
Section 3. above).

     9. This Agreement shall be in effect for a period ending with the later of (i) the expiration of the term, as extended, of the Service Contract or
(ii) the cessation of use of the Systems by NASI, its affiliates or successors to produce the Product (the "Term").

     10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be amended, except by a written instrument duly executed by the parities hereto, and it sets forth the entire agreement and understanding between the parties as to the subject matter hereof.

     11. This Agreement shall be governed by and construed under Massachusetts law not giving effect to its internal conflicts of laws provisions and the parties hereby agree to submit themselves to the jurisdiction of the courts thereof.

     12. Neither the Company nor NASI shall make any public disclosure whether in a news release, securities offering documents or otherwise with respect to this Agreement, or the subject matter thereof, without the prior written consent of the other party, except where public disclosure may be required by law (in which event the disclosing party shall give the other party prior written notification of such disclosure along with the legal basis therefor).



*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date set forth above.

PracSys Corp.                        North American Scientific, Inc.


By: /S/ WAYNE E. WEBSTER             By: /S/ L. MICHAEL CUTRER
   -----------------------------        ------------------------------
        Wayne E. Webster                        Michael Cutrer
        President & CEO                         President & CEO



*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

                         EXCLUSIVITY AND PURCHASE AGREEMENT

                                  AMENDMENT NO. 1

     AMENDMENT NO. 1, dated as of February 6, 1998 by and between PracSys Corp., a Massachusetts corporation (the "Company") and North American Scientific, Inc. a Delaware corporation, ("NASI").

     WHEREAS, NASI and the Company entered into the Exclusivity and Purchase Agreement (the "Agreement") dated as of December 31, 1997; and

     WHEREAS, the Agreement provides that the Agreement may not be amended, except by a written instrument duly executed by the parties, and

     WHEREAS, NASI and the Company wish to amend the Agreement.

     NOW THEREFORE, in consideration of the premises and of mutual promises and undertakings hereinafter set forth, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is agreed that the Agreement is amended as follows:

     Section 2 of the Agreement is amended to read in its entirety as follows:

     "2. IN CONSIDERATION FOR THE EXCLUSIVITY, NASI WILL PAY TO THE COMPANY $ *** BY WIRE TRANSFER TO THE COMPANY'S ACCOUNT UPON THE CLOSING (AS DESCRIBED IN SECTION 8 BELOW) AND WILL, SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, ENTER INTO THE SERVICE CONTRACT AND PURCHASE ORDER, AS DEFINED HEREIN (COLLECTIVELY, THE "EXCLUSIVITY CONSIDERATION")."

     Section 7 of the Agreement is revised to include the following provisions after the existing paragraph:

          "THE COMPANY SHALL PRIOR TO THE ISSUANCE BY THE COMPANY OF ANY OF ITS EQUITY SECURITIES, OFFER NASI BY WRITTEN NOTICE THE RIGHT, FOR A PERIOD OF THIRTY (30) DAYS, TO PURCHASE UP TO THE NUMBER OF SHARES OF SUCH SECURITIES THAT WOULD PRESERVE THE NASI PERCENT OWNERSHIP IN THE EQUITY OF THE COMPANY, FOR CASH AT AN AMOUNT EQUAL TO THE PRICE OR OTHER CONSIDERATION FOR WHICH SUCH SECURITIES ARE TO BE ISSUED; PROVIDED,

*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

     HOWEVER, THAT THESE FIRST REFUSAL RIGHTS OF NASI SHALL NOT APPLY TO SECURITIES ISSUED (A) UPON THE CONVERSION OF ANY OF THE PREFERRED STOCK OF THE COMPANY, (B) AS A STOCK DIVIDEND OR UPON ANY SUBDIVISION OF SHARES OF COMMON STOCK, PROVIDED THAT THE SECURITIES ISSUED PURSUANT TO SUCH STOCK DIVIDEND OR SUBDIVISION ARE LIMITED TO ADDITIONAL SHARES OF COMMON STOCK, (C) PURSUANT TO SUBSCRIPTIONS, WARRANTS, OPTIONS, OR CONVERTIBLE SECURITIES, (D) SOLELY IN CONSIDERATION FOR THE ACQUISITION (WHETHER BY MERGER OR OTHERWISE) BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ALL OR SUBSTANTIALLY ALL OF THE STOCK OR ASSETS OF ANY OTHER ENTITY, (E) PURSUANT TO THE EXERCISE OF OPTIONS TO PURCHASE COMMON STOCK GRANTED TO DIRECTORS, OFFICERS, EMPLOYEES OR CONSULTANTS OF THE COMPANY, (F) PURSUANT TO A PUBLIC OFFERING (G) TO EQUIPMENT LEASING COMPANIES IN CONNECTION WITH ANY LEASING ARRANGEMENTS TO WHICH THE COMPANY IS A PARTY AND WHICH HAVE BEEN APPROVED BY THE COMPANY'S BOARD OF DIRECTORS, AND (H) UPON THE EXERCISE OF ANY RIGHT WHICH WAS NOT ITSELF IN VIOLATION OF THE TERMS OF THIS FIRST RIGHT OF REFUSAL. THE COMPANY'S WRITTEN NOTICE TO NASI SHALL DESCRIBE THE SECURITIES PROPOSED TO BE ISSUED BY THE COMPANY AND SPECIFY THE NUMBER, PRICE AND PAYMENT TERMS. NASI MAY ACCEPT THE COMPANY'S OFFER AS TO THE FULL NUMBER OF SECURITIES OFFERED TO IT OR ANY LESSER NUMBER, BY WRITTEN NOTICE THEREOF GIVEN BY IT TO THE COMPANY PRIOR TO THE EXPIRATION OF THE AFORESAID THIRTY (30) DAY PERIOD, IN WHICH EVENT THE COMPANY SHALL PROMPTLY SELL AND NASI SHALL BUY, UPON THE TERMS SPECIFIED, THE NUMBER OF SECURITIES AGREED TO BE PURCHASED BY NASI. THE COMPANY SHALL BE FREE AFTER THE DATE OF ITS NOTICE TO NASI, TO OFFER AND SELL TO ANY THIRD PARTY OR PARTIES THE NUMBER OF SUCH SECURITIES NOT AGREED BY NASI TO BE PURCHASED BY THEM AND THE NUMBER OF SUCH SECURITIES NOT OFFERED TO NASI, AT A PRICE AND ON PAYMENT TERMS NO LESS FAVORABLE TO THE COMPANY THAN THOSE SPECIFIED IN SUCH NOTICE OF OFFER TO NASI. HOWEVER, IF SUCH THIRD PARTY SALE OR SALES ARE NOT CONSUMMATED AT A PRICE AND ON PAYMENT TERMS NO LESS FAVORABLE TO THE COMPANY THAN THOSE SPECIFIED IN SUCH NOTICE OF OFFER TO NASI, THE COMPANY SHALL NOT SELL SUCH SECURITIES WITHOUT AGAIN COMPLYING WITH THIS FIRST REFUSAL RIGHT PROVISION. THE RIGHT OF FIRST REFUSAL PROVIDED IN THIS PARAGRAPH SHALL EXPIRE ON THE EARLIER OF (I) DECEMBER 31, 2000 OR (II) THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMPANY'S COMMON STOCK) PROVIDING NO LESS THAN $3,000,000 GROSS PROCEEDS TO THE COMPANY ("IPO").

     NASI IS GRANTED A COMMON STOCK WARRANT (THE "NASI WARRANT") TO PURCHASE A NUMBER OF COMMON STOCK THAT WILL BE EQUAL TO 5% OF THE

*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

     NUMBER OF IPO COMMON STOCK OFFERED TO THE PUBLIC IN AN IPO AT A PER SHARE PURCHASE PRICE EQUAL TO 80% OF THE IPO PER SHARE PRICE TO THE PUBLIC. THE WARRANT MUST BE EXERCISED IN WHOLE OR IN PART WITHIN 60 DAYS AFTER THE IPO OFFERING DATE. THE WARRANT EXPIRES ON THE EARLIER OF THREE (3) YEARS OR 61 DAYS AFTER THE IPO OFFERING DATE. THE CALCULATION OF THE NUMBER OF SHARES PURCHASABLE BY NASI IS BASED ON THE NUMBER OF COMMON STOCK INITIALLY OFFERED TO THE PUBLIC AND NOT ANY UNDERWRITER OVER-ALLOTMENT SHARES SHOULD THEY BE ISSUED. THE NASI WARRANT DOES NOT INCLUDE THE RIGHT TO PURCHASE COMMON STOCK WARRANTS SHOULD THEY BE SOLD TO THE PUBLIC AS PART OF AN IPO.

     ANY SECURITIES, INCLUDING THE NASI WARRANT, ISSUED PURSUANT TO THIS
     SECTION 7 SHALL BE SUBJECT TO THE PROVISIONS OF THE FIRST PARAGRAPH
     HEREOF."

     Section 8 of the Agreement is amended to restate the last sentence thereof to read in its entirety as follows:

     "AT THE CLOSING, (i) THE EXCLUSIVITY CONSIDERATION (SEE SECTION 2. ABOVE) SHALL BE WIRE TRANSFERRED TO THE COMPANY, (ii) THE COMPANY WILL ISSUE THE SECURITIES (SEE SECTION 7. ABOVE), (iii) THE PARTIES SHALL EXECUTE THE PURCHASE ORDER (SEE SECTION 4. ABOVE), AND THE PREPRODUCTION ENGINEERING PRICE OF $ *** AND THE MILESTONE 1 PAYMENT (SEE SECTION 4. c. ABOVE) SHALL BE WIRE TRANSFERRED TO THE COMPANY, AND (iv) THE PARTIES SHALL EXECUTE THE SERVICE CONTRACT (SEE SECTION
     3. ABOVE)."





*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the date set forth above.

PracSys Corp.                              North American Scientific, Inc.


By:/s/ Wayne E. Webster                    By:/s/ L. Michael Cutrer
   ---------------------------                -----------------------------
     Wayne E. Webster                                L. Michael Cutrer
      President & CEO                                 President & CEO







*** REDACTED PORTION. CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION.